UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 10, 2007

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

                 Maryland                                        1-11533                                     74-2123597

    (State or Other Jurisdiction             (Commission File Number)                     (IRS Employer

           of Incorporation)                                                                                Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647

(Address of Principal Executive Offices, including zip code)

(601) 948-4091

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously reported in the Company's proxy statement for its 2007 Annual Meeting, Joe F. Lynch did not stand for re-election and retired from the Company's Board of Directors effective as of May 10, 2007.  Mr. Lynch has served on the Board of Directors since 1994.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 16, 2007

PARKWAY PROPERTIES, INC.

By: /s/ Mandy M. Pope

           Mandy M. Pope

                               Chief Accounting Officer Page 3 of 4 Pages